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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  May 11, 2000

            First Union Real Estate Equity and Mortgage Investments
             (Exact name of Registrant as Specified in Its Charter)

              Ohio                      1-6249                   34-6513657
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
          Incorporation)                                     Identification No.)

551 Fifth Avenue, Suite 1416
     New York, New York                                           10176-1499
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code:              (212) 905-1104


Former Name or Former Address, if Changed Since Last Report.


Suite 1900, 55 Public Square
Cleveland, Ohio 44113-1937

Total number of pages in report: 3
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ITEM 2.       DISPOSITION OF ASSETS

         On April 27, 2000, the Registrant issued a press release regarding the sale of Crossroads Center to General Growth Properties, Inc. In addition the press release discussed the financing of Park Plaza Mall.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              a.  Financial Statements of Businesses Acquired

                  Not applicable

              b.  Pro Forma Financial Information

                  Pro Forma Combined Balance Sheet as of December 31, 1999.

                  Pro Forma Combined Statement of Operations for the twelve months ended December 31, 1999.

                  The following pro forma combined balance sheet as of December 31, 1999 and the pro forma combined statement of operations for the year ended December 31, 1999 give effect to properties sold during 1999, the sale of the Registrant's Crossroads Center Mall, the spin-off of Impark and the Canadian parking facilities, and the financing of Park Plaza Mall. The spin-off of Impark occurred in March 2000. The sale and financing occurred in April 2000. The adjustments related to the pro forma combined balance sheet assume the transactions were consummated at December 31, 1999, while the adjustments to the pro forma combined statement of operations assume the transactions were consummated at January 1, 1999.

                  These pro forma adjustments are not necessarily reflective of the results that actually would have occurred if the sale, spin-off and financing had been in effect, as of, and for the periods presented or what may be achieved in the future.

              c.  Exhibits

                  99.1     Pro Forma Combined Balance Sheet as of December 31,
                           1999.

                  99.2 Pro Forma Combined Statement of Operations for the twelve months ended December 31, 1999.

                  99.3     Notes to Pro Forma Combined Financial Statements.

                  99.4 Press release dated April 27, 2000 regarding refinancing of Park Plaza Mall and the sale of Crossroads Center to General Growth Properties, Inc.

                  99.5 Promissory note dated April 20, 2000 between Park Plaza Mall, LLC and First Union National Bank.

                  99.6 Mortgage and Security Agreement dated April 20, 2000 between Park Plaza Mall, LLC and First Union National Bank.

                  99.7 Cash Management Agreement dated April 20, 2000 among Park Plaza Mall, LLC, as borrower, Landau & Heymann of Arkansas, Inc., as manager and First Union National Bank, as holder.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             First Union Real Estate Equity
                                                and Mortgage Investments
                                                      (Registrant)


Date:    May 11, 2000                        By:/S/  Brenda J. Mixson
         ------------                                ------------------
                                                      Brenda J. Mixson
                                                      Chief Financial Officer